Fees Summary	Jun. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 0.00
Previously Paid Amount	0.00
Total Fee Amount	0.00
Total Offset Amount	$ 0.00
Narrative Disclosure	Fee per Rule 457(r) There are no new securities being registered with this filing. A registration fee of $39.96 was previously paid with respect to these securities on June 20, 2025 (Accession No. 0001140361-25-023216).
Net Fee	$ 0.00
Narrative - Max Aggregate Offering Price	$ 0.00
Final Prospectus	true